

NOVEL MIXED METAL OXIDE STRUCTURE FOR NEXT GENERATION TWC

Stephen J Golden, Zahra Nazarpoor, Maxime Launois

Legal Disclaimer

Certain information in this presentation constitutes forward-looking statements, including any statements that are not historical facts. Forward-looking statements may be identified by the use of the words "believes", "expects", "anticipates", "plans", "may", "will", "would", "intends", "estimates", and other similar expressions, whether in the negative or affirmative, and are based on a series of expectations, assumptions, estimates and projections which involve substantial uncertainty and risk. In this presentation, Clean Diesel Technologies, Inc. ("CDTi") includes forward looking statements regarding next generation technologies, tightening standards, impact of test cycles on driving conditions, lowering of exhaust temperatures, increase in PGM usage, removal of PGMs from emission control, and capabilities and future plans regarding CDTi's technology including Spinel. In general, actual results may differ materially from those indicated by such forward-looking statements as a result of risks and uncertainties, including, but not limited, to (i) any inability by CDTi to (1) realize the benefits of investments; (2) successfully transition into an advanced materials supplier; (3) execute its strategic priorities; (4) commercialize its technology due to agreements with third parties; (5) protect its intellectual property; (6) obtain verifications, approvals or market acceptance of its products or technology; (7) attract or retain qualified personnel; or (8) achieve anticipated results; (ii) changes in or lack of enforcement of or funding for emissions programs, regulations or standards; (iii) prices of PGM and rare earth metals; (iv) intellectual property infringement allegations; (v) product malfunctions, design failures or the inability to meet emissions control standards; and (vi) other risks and uncertainties discussed or referenced in CDTi's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. In addition, any forward-looking statements represent CDTi's estimates only as of the date of such statements and should not be relied upon as representing CDTi's estimates as of any subsequent date. CDTi specifically disclaims any obligation to update forward-looking statements. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

Contents

- Gasoline vehicle emission control landscape – key challenges
- Development and Application of Spinel Mixed Metal Oxides
  - General and specific potential benefits
  - Fundamental properties and mechanisms
  - Thermal stability and redox reversibility
  - Initial analysis of PGM/Spinel interactions and synergies
- Conclusions and Next Steps

Emission Control Landscape; key challenges

- Light and Heavy Duty Emission Standards tightening globally
- In Light-Duty there is significant tightening of emission standards in China (Eu-6) and USA (Tier 3).
- Test cycles will stress real-world and colder driving conditions
- Fuel economy and GHG requirements will significantly lower the exhaust temperatures (e.g. widespread use of Turbochargers)
- Net result is a significant increase in PGM usage with current technology base

General and specific potential benefits of the new Spinel materials

- Ultimate benefit of Spinel materials is to remove PGMs from emission control: ZPGM TWC.

- Interim target is to use Spinel materials in tandem with low PGM levels to achieve very low tailpipe emissions levels



- To address specific catalyst benefits:
  - A/F ratio: broader TWC window toward lean side,
  - Space Velocity promotional effects
  - Temperature effects
  - Calibration sensitivity and robustness

Fundamental Properties and Mechanisms

- Spinel is a well known structure with several relevant fundamental properties



AB_2O_4

Crystallite Size: 33nm



311
220
222
400
422
511
SQR(CPS)
Two-Theta (deg)
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0
20
30
40
50
60

- ✓ Two different crystallographic sites allowing a very wide range of compositions and dopants.
- ✓ Low surface energy! sinterability is relatively low.
- ✓ Can have high thermal stability depending on the compositions used.
- ✓ Highly dynamic redox properties; bulk reducibility.

XPS CHARACTERIZATION OF SPINEL

- Existence of Cu(I) in a tetrahedral position and Cu(II) in octahedral and tetrahedral coordination of spinel.

AB_2O_4

Cu2p3/2 peak deconvolution


Cu+ (A)
Cu2+ (B)
Cu2+ (A)
Intensity
928
930
932
934
936
938
940
B.E, ev

Oxygen Storage as a function of temperature

- Spinels show significant Oxygen Storage.



$Cu_xMn_{3-x}O_4$
$Cu_xMn_{3-x}O_4$
Ce-based OSM/PGM
Ce-based OSM/PGM
O2 Delay Time , sec
OSC, mmol O/gr OSM
Temperature (°C)
0
10
20
30
40
50
60
70
100
150
200
250
300
350
400
450
500
550
600
0
1
2
3
4
5
6
7
8
9
10



Significantly higher Oxygen Storage Capacity than Ce-based OSMs, per gram of active material.

CO-TPR on Spinels

- CO-TPR reveals significant features at a range of temperatures applicable to TWC function.



CO consumprion, Cm3/min
Temperature, deg C
0
0.1
0.2
0.3
0.4
0.5
0.6
0
100
200
300
400
500
600
700
800
900
1000
1100
$Cu_xMn_{3-x}O_4$
Ternary spinel 2
Ternary spinel 1

Correlation between decrease in CO consumption at high temperature in TPR and stability of Spinel-based TWC in Fuel-rich (reducing) engine environments.



OSC delay time versus 4-mode (RAT) Aging Temperature

- Oxygen Storage Capacity (OSC) from coated spinel materials compared to conventional PGM/Ce-OSM (20h at aging temp.)



Ternary spinel
Std $Cu_xMn_{3-x}O_4$
OSM/PGM
O2 delay time, Sec
Temperature of aging, deg C
160
140
120
100
80
60
40
20
0
600
700
800
900
1,000
1,100

- ✓ CO/O2 pulse test using alternative CO and O2 square waves at 575degC
- ✓ Ternary spinel show a significant increase in stability at 1000degC
- ✓ Longer durations and higher-temperatures are being explored

Long-term OSC cycling at temperature

- 4 minute duration: redox cycle. 2 mins. CO and 2 mins. O2



O2 delay time
CO delay time
8000 min ~ 2000 cycles
Delay Time ,Sec
Time on Stream, Min
100
90
80
70
60
50
40
30
20
10
0
0
1000
2000
3000
4000
5000
6000
7000



spinel
spinel
spinel
After cycling
Before cycling
SQR(CPS)
Two-Theta (deg)
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0
30
35
40
45
50

✓ Spinel coatings with and without PGM show good practical reversibility and bulk stability. Further work to address surface state is important.

DEVELOPMENT AND TESTING OF INITIAL SPINEL/PGM TWC ON ENGINE

- A number of variables exist in the design of an integrated TWC:
  - Type and amount of PGM
  - Integration of Spinel material with the PGM process
  - Aging type
  - Close-coupled catalyst v Underfloor function
  - Oxygen Storage and OBD function

- Initial focus was on SPGM – Synergized PGM – coatings using thermally stable Spinel materials integrated with low levels of PGM; Pd, Pt/Rh, Pt/Pd, Rh.

- Current engine and vehicle testing for passenger car applications is a focused approach with industry standard accelerated aging protocols with Pd- and Pt/Rh TWC.

Engine and Set-up for Initial Testing

- Euro-V 1.2L TGDi equipped with an open ECU, at D2T near Rouen, France.

- Test Spinel in three main functions: As an Oxygen Storage Material, as a “Promoter” of PGM and as a stand-alone Zero-PGM (ZPGM) TWC.

- Three catalysts evaluated:
  - -SPGM: spinel and Pd (0/6/0)
  - -ZPGM: spinel only
  - -Commercial Close-Coupled PGM TWC 0/20/0

- All coated on 1Liter 600/3.5 cordierite.

Test cell overview



Engine Testing details

- ✓ Steady-state A/F sweeps: 450degC & 650degC gas temp. and SV 40, 90 & 180,000hr-1. Lambda: 1.1 to 0.9.
- ✓ Engine ignition timing adjustment to maintain constant engine-out gas temperature
- ✓ Transient studies with NEDC and calibration modification:

(A). Leaner idle lambda up to 300sec; (B) >300sec run richer than stock calibration



Standard lambda
Modified lambda
Lambda [-]
1.1
1.05
1
0.95
0.9
Speed [km/h]
140
120
100
80
60
40
20
0
300
400
500
600
700
800
900
1000
1100
1200
Time [s]

STEADY-STATE A/F SWEEP RESULTS: 450DEGC, 40,000HR-1

- The SPGM shows a transition to higher conversions at leaner A/F (lower R) than the ZPGM and PGM coating.


NO Sweep
Richness=1/λ
SPGM
PGM
ZPGM
NOx Conversion, %
Richness Engine Out
0
20
40
60
80
100
0.88 0.9 0.92 0.94 0.96 0.98 1 1.02 1.04 1.06 1.08 1.1 1.12


HC Sweep
SPGM
PGM
ZPGM
Richness=1/λ
HC Conversion, %
Richness Engine Out
0
20
40
60
80
100
0.88 0.9 0.92 0.94 0.96 0.98 1 1.02 1.04 1.06 1.08 1.1 1.12

STEADY-STATE A/F SWEEP RESULTS: 650DEGC, 180,000HR-1

- Initial analysis of PGM/Spinel interactions and synergies in SPGM at high space velocity:


Richness=1/λ
SPGM
PGM
ZPGM
NOx Conversion , %
Richness Engine Out
100
90
80
70
60
50
40
30
20
10
0
0.88 0.9 0.92 0.94 0.96 0.98 1 1.02 1.04 1.06 1.08 1.1 1.12

Spinel composition with significant OSC, and reversible oxidation-reduction can be responsible for synergetic effect on PGM surface.

Effect of calibration modification on performance: NEDC



Efficiency THC [%]
Efficiency CO [%]
Efficiency NOx [%]
Conversion efficiency
100
90
80
70
60
50
96
100
75
85
89
100
98
100
61
97
99
97
PGM/OSM
PGM/OSM Modified Cal.
SPGM
SPGM Modified Cal.

- ✓ Modified (richer) calibration causes HC and CO conversion decrease for the PGM catalyst.
- ✓ SPGM catalyst retains a high CO and HC conversion efficiency.

OSC of SPGM: Rich-to-lean switch

- Measurement of upstream and downstream O_2 sensors switching time (when value cross 1)


SV=27,000h-1, Tin=430 degC
Switching time, Sec
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
PGM/OSM
ZPGM
SPGM


SPGM
R Eout
1.15
1.10
1.05
1.00
0.95
0.90
0.85
115
117
119
121
123
125
Time , sec
Downstream O2 sensor
Switching Time [s]
Upstream O2 sensor

CONCLUSIONS AND FURTHER WORK

- Spinel mixed metal oxide free of PGM and rare earth metals developed for TWC.

- The compositional modification of spinel resulted in significant improvement in thermal stability of spinel in CO-mode aging and a significant improvement in OSC stability.

- A first round of engine testing on spinel based coatings on a TGDi engine showed synergies with low Pd levels for improved HC and NOx performance in high space velocity conditions

- Future work is focusing on the key questions raised here:
  1. Engine and vehicle testing of dyno-aged TWC using spinel materials achieving low PGM and performance synergies
  2. Thorough exploration of PGM-Spinel synergies and mechanism analysis by PGM type

Acknowledgment

- D2T company, France
- University of South Carolina XPS center

THANK YOU


Q & A